UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2021

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 24, 2021, Walgreens Boots Alliance, Inc. (the “Company”) completed the previously announced transactions contemplated by the Class D Preferred Unit Purchase Agreement, dated October 14, 2021 (the “Unit Purchase Agreement”), by and among WBA Acquisition 5, LLC (“Walgreens”), Village Practice Management Company, LLC (“VillageMD”) and, for certain purposes specified therein, the Company and another of its subsidiaries and certain other members of VillageMD (the “Specified Members”).

Pursuant to the terms and subject to the conditions of the Unit Purchase Agreement, Walgreens, a subsidiary of the Company and assignee of WBA Acquisition 4, LLC, acquired Class D Preferred Units of VillageMD and securities corresponding to the rights and obligations of Class D Preferred Units held by certain Specified Members in exchange for $5.2 billion in aggregate consideration (collectively, the “Transaction”). The Transaction increased the Company’s beneficial ownership of the outstanding equity interests of VillageMD from approximately 30% to approximately 63% on a fully diluted basis.

Seventh Amended and Restated Limited Liability Company Agreement

On November 24, 2021, in connection with the consummation of the Transaction, Walgreens, certain other members of VillageMD and VillageMD amended and restated in its entirety the existing Sixth Amended and Restated Limited Liability Company Agreement of VillageMD, dated as of December 30, 2020 (such amendment and restatement, the “Seventh A&R LLCA”). Among other things, the Seventh A&R LLCA provides that the majority of the members of the board of managers of VillageMD are to be designated by the Company and certain of its subsidiaries. The Seventh A&R LLCA further provides that the board of managers of VillageMD form a committee to approve and execute an initial public offering of the equity securities of VillageMD, with pricing thereof to occur in 2022, subject to certain exceptions.

The foregoing description of the Seventh A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh A&R LLCA, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Appointment and Waiver Agreement

On November 24, 2021, also in connection with the consummation of the Transaction, the Company, Walgreens and VillageMD entered into an Appointment and Waiver Agreement (the “Appointment and Waiver Agreement”). Pursuant to the terms and subject to the conditions of the Appointment and Waiver Agreement, VillageMD waived the satisfaction of the condition to its obligations to consummate the Transaction that one member of the board of managers of VillageMD be appointed to the board of directors of the Company (the “Board of Directors”) effective no later than the consummation of the Transaction, as contemplated by the Unit Purchase Agreement. Rather, the Appointment and Waiver Agreement provides that the Company will appoint one member of the board of managers of VillageMD to the Board of Directors following the consummation of the Transaction. Such appointee will be selected by certain founding members of VillageMD, and is subject to the approval of the Nominating and Governance Committee of the Board of Directors. If the initial proposed appointee selected by such founding members of VillageMD is approved by the Nominating and Governance Committee of the Board of Directors and the Board of Directors, the Company will add such appointee to the Board of Directors no later than January 31, 2022.

The foregoing description of the Appointment and Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Appointment and Waiver Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Seventh Amended and Restated Limited Liability Company Agreement of Village Practice Management Company, LLC, dated as of November 24, 2021, by and among Village Practice Management Company, LLC and its members*

10.2	Appointment and Waiver Agreement, dated as of November 24, 2021, by and among Walgreens Boots Alliance, Inc., WBA Acquisition 5, LLC and Village Practice Management Company, LLC

104	Cover Page Interactive Data File (formatted as inline XBRL)

*

Certain schedules and exhibits to this agreement have been omitted pursuant to Items 601(a)(5) of Regulation S-K, and Walgreens Boots Alliance, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

Cautionary Note Regarding Forward-Looking Statements

All statements in this report that are not historical including, without limitation, those regarding the anticipated effects of the Transaction, the transactions contemplated by the Seventh A&R LLCA, including the potential initial public offering of the equity securities of VillageMD, and the actions contemplated by the Appointment and Waiver Agreement, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “pilot,” “project,” “intend,” “plan,” “goal,” “target,” “aim,” “continue,” “believe,” “seek,” “anticipate,” “upcoming,” “may,” “possible,” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended August 31, 2021 and in other documents that we file or furnish with the Securities and Exchange Commission. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. All forward-looking statements we make or that are made on our behalf are qualified by these cautionary statements. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

We do not undertake, and expressly disclaim, any duty or obligation to update publicly any forward-looking statement after the date of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: November 26, 2021	By:	/s/ Joseph B. Amsbary, Jr.
	Title:	Vice President and Corporate Secretary